EXHIBIT 99.1

Caution: Forward Looking Statements Statements made in the course of this meeting that state the Company’s or Management’s intentions, hopes, beliefs, expectations or predictions of the future are forward - looking statements. It is important to note that the Company’s actual results could differ materially from those projected in such forward - looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward - looking statements is contained from time to time in the Company’s SEC filings, including but not limited to the Company’s reports on Form 10 - K for the year ended December 31, 2016 and Form 10 - Q for the fiscal quarter ended April 1, 2017. Copies of these documents may be obtained by contacting the Company or the SEC or on the Company website at www.ruger.com /corporate/ or the SEC website at www.sec.gov . We reference non - GAAP EBITDA. Please note that the reconciliation of GAAP net income to non - GAAP EBITDA can be found in our Form 10 - K for the year ended December 31, 2016 and our Form 10 - Q for the quarter ended April 1 , 2017, which are also posted on our website . Furthermore , the Company disclaims all responsibility to update forward - looking statements .

0 2 4 6 8 10 12 14 16 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 New Firearms Available for Sale in U.S. (In Millions of Units) Source: U.S. Firearm Production Figures from ATF: Annual Firearms Manufacturing & Export Report (AFMER). February 3, 2016

$- $1 $2 $3 $4 $5 $6 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 07 09 10 11 12 13 14 15 16 Total Annual U.S. FAET Collected (In Billions) Source: Annual Firearms & Ammunition Excise Tax (FAET) Collected by the Alcohol and Tobacco, Tax and Trade Bureau (TTB . January 31, 2017

Number of FFLs 0 50,000 100,000 150,000 200,000 250,000 300,000 1975 1977 1979 1981 1983 1985 1987 1989 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013 2015 Dealer (Type 1) Total (All Types)

500 750 1,000 1,250 1,500 1,750 2,000 2,250 2,500 Monthly Adjusted NICS (In Thousands) December 2011 December 2010 December 2012 December 2013 December 2014 December 2015 December 2016

250 450 650 850 1,050 1,250 1,450 1,650 1,850 2,050 6 8 10 12 14 16 18 20 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Unit Sell - Through (in Thousands) NICS Checks (in Millions) Adjusted NICS 198 % Growth Ruger Distributor Sell - Through 415 % Growth Trends in Retail Demand The adjusted National Instant Criminal Background Check System data presented above was adjusted by the National Shooting Sports Foundation to eliminate background checks associated with permit checks rather than firearm sales.

Quarterly Financial Results (in Millions, Except Per Share Data) 2017 2016 Q1 Q4 Q3 Q2 Q1 Revenues $167.4 $161.8 $161.4 $167.9 $173.1 Gross Margin $55.8 $53.5 $50.3 $56.7 $59.1 Operating Profit $33.9 $31.7 $30.1 $36.5 $36.2 20% 20% 19% 22% 21% EPS $1.21 $1.10 $1.03 $1.22 $1.21 EBITDA $43.6 $42.5 $39.1 $45.1 $44.8 26% 26% 24% 27% 26%

Current Events: Q1 2017 Financial Highlights • 2017 is o ff to a Solid Start • Sales Increased 3% from Q4 2016 • EPS Increased 10% from Q4 2016 • Cash Generated from Operations was $18.9 million • Distributor Inventory Decreased during Q1 2017

Current Events: Q1 2017 Financial Highlights • During Q4 2016 and Q1 2017; • We Repurchased 1.4 Million Shares of Our Stock • Representing 7.2% of the Outstanding Shares • At an Average Cost of $ 49.67/Share • A Total of $67.4 Million was Returned to Shareholders • Our Q1 2017 Ending Cash Balance was $35.1 Million • Currently C ash of Approximately $50 Million

SIOP: Sales & Inventory Operations Planning

Quarterly Sell - Through (in Thousands of Units) - 100 200 300 400 500 600 700 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Sell - Through 8,500/day

Quarterly Finished Goods Unit Inventory (in Thousands) - 50 100 150 200 250 300 350 400 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Ruger 166,000

Quarterly Finished Goods Unit Inventory (in Thousands) - 50 100 150 200 250 300 350 400 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Ruger 166,000 Distributor 306,000

Quarterly Finished Goods Unit Inventory (in Thousands) - 50 100 150 200 250 300 350 400 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Target Distributor Inventory at 6 Turns is 328,000 Units Ruger 166,000 Distributor 306,000

Disciplined Stock Repurchases Total Dollars (In Millions) Total Shares Price Per Share Q3 2006 $25.2 4,272,000 $5.90 Q4 2007 $20.0 2,216,000 $8.99 Q3 & Q4 2008 $10.2 1,535,000 $6.57 Q3 2010 to Q1 2011 $7.7 545,400 $14.10 Q4 2014 & Q1 2015 $26.7 762,900 $35.15 Q4 2016 & Q1 2017 $67.4 1,357,600 $49.67 Total $157.2 10,688,900 $14.71

Share Price & Repurchase History 2012 2011 2010 2009 2008 2007 2013 Q1 2017 2014 2015 2006 2016 $- $10 $20 $30 $40 $50 $60 $70 $80 $90 Repurchase $25 million Repurchase $20 million Repurchase $27 million Repurchase $67 million Share Price The volatility of our stock provides opportunities to return cash to our shareholders through stock repurchases.

Cash (in Millions) $0 $25 $50 $75 $100 $125 2012 2011 2010 2009 2008 2007 2013 Q1 2017 2014 2015 2006 2016 Special Dividend $87 million Stock Repurchase $25 million Stock Repurchase $20 million Stock Repurchase $27 million Stock Repurchase $67 million Our conservative balance sheet allows us to capitalize on opportunities to return additional cash to our shareholders.

Variable Quarterly Dividends (per Share) $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70

Investor Communications We anticipate releasing 2017 quarterly earnings and holding investor conference calls on the following dates: Earnings Release Conference Call Q2 2017 August 1, 2017 August 2, 2017 Q3 2017 October 31, 2017 November 1, 2017 Q4 2017 February 20, 2018 February 21, 2018

Caution: Forward Looking Statements Statements made in the course of this meeting that state the Company’s or Management’s intentions, hopes, beliefs, expectations or predictions of the future are forward - looking statements. It is important to note that the Company’s actual results could differ materially from those projected in such forward - looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward - looking statements is contained from time to time in the Company’s SEC filings, including but not limited to the Company’s reports on Form 10 - K for the year ended December 31, 2016 and Form 10 - Q for the fiscal quarter ended April 1, 2017. Copies of these documents may be obtained by contacting the Company or the SEC or on the Company website at www.ruger.com /corporate/ or the SEC website at www.sec.gov . We reference non - GAAP EBITDA. Please note that the reconciliation of GAAP net income to non - GAAP EBITDA can be found in our Form 10 - K for the year ended December 31, 2016 and our Form 10 - Q for the quarter ended April 1 , 2017, which are also posted on our website . Furthermore , the Company disclaims all responsibility to update forward - looking statements .

RUGER®

2017 ANNUAL MEETING

STURM, RUGER & CO., INC. | 1 LACEY PLACE | SOUTHPORT, CONNECTICUT 06890 USA

Caution: Forward Looking Statements

Statements made in the course of this meeting that state the Company's or Management's intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company's SEC filings, including but not limited to the Company's reports on Form 10-K for the year ended December 31, 2016 and Form 10-Q for the fiscal quarter ended April 1, 2017. Copies of these documents may be obtained by contacting the Company or the SEC or on the Company website at www.ruger.com/corporate/ or the SEC website at www.sec.gov. We reference non-GAAP EBITDA. Please note that the reconciliation of GAAP net income to non-GAAP EBITDA can be found in our Form 10-K for the year ended December 31, 2016 and our Form 10-Q for the quarter ended April 1, 2017, which are also posted on our website. Furthermore, the Company disclaims all responsibility to update forward-looking statements.

OVERVIEW

CHRISTOPHER J. KILLOY, CEO



STARTED SHOOTING AS
A YOUNG BOY WITH
HIS GRANDFATHER.

ALWAYS HAD A DEEP
INTEREST IN FIREARMS
AND SHOOTING SPORTS.

CHRISTOPHER J. KILLOY, CEO



GRADUATE OF THE
UNITED STATES MILITARY
ACADEMY AT WEST POINT.

SUBSEQUENTLY SERVED
IN A VARIETY OF ARMOR AND
INFANTRY ASSIGNMENTS
IN THE U.S. ARMY.

CHRISTOPHER J. KILLOY, CEO



ALMOST 30 YEARS OF EXPERIENCE IN THE FIREARMS INDUSTRY.

PRIOR TO JOINING RUGER, MR. KILLOY WAS VICE PRESIDENT OF SALES AND MARKETING FOR SMITH & WESSON.

CHRISTOPHER J. KILLOY, CEO



SERVED AS VICE PRESIDENT OF SALES AND MARKETING SINCE NOVEMBER 2006.

NAMED PRESIDENT AND COO OF THE COMPANY ON JANUARY 1, 2014.

WHO WE ARE


1949
WE MAKE RUGGED, RELIABLE FIREARMS FOR RESPONSIBLE CITIZENS.
INNOVATIVE FIREARMS THAT THE AVERAGE PERSON CAN AFFORD.

WHAT SETS US APART



OVER 600 AMERICAN-MADE FIREARM MODELS IN 10 PRODUCT CATEGORIES...

SOLD THROUGH OUR 2-STEP PROCESS TO INDEPENDENT DISTRIBUTORS:

18 DOMESTIC DISTRIBUTORS

24 LAW ENFORCEMENT DISTRIBUTORS

42 EXPORT DISTRIBUTORS

WHAT SETS US APART



MANUFACTURED IN AMERICAN FACTORIES WITH FACILITIES IN FOUR STATES:

NEWPORT, NH

MAYODAN, NC

PRESCOTT, AZ

ST. LOUIS, MO

WHAT SETS US APART


RUGER
WWW.RUGER.COM

MADE BY 2,080 NON-UNION AMERICAN WORKERS AND 280 TEMPORARY EMPLOYEES...

A CONSISTENT GAME PLAN



WE HAVE DEMONSTRATED CONSTANCY OF PURPOSE IN BOTH GROWING AND CONTRACTING MARKETS.

OUR GAME PLAN IS
DESIGNED FOR SUCCESS
IN A VOLATILE INDUSTRY.

MARKET CONDITIONS


New Firearms Available for Sale in U.S. (In Millions of Units)
16
14
12
10
8
6
4
2
0
91
92
93
94
95
96
97
98
99
00
01
02
03
04
05
06
07
08
09
10
11
12
13
14
15
Source: U.S. Firearm Production Figures from ATF:
Annual Firearms Manufacturing & Export Report (AFMER). February 3, 2016
© RUGER 2017

Total Annual U.S. FAET Collected (In Billions)



$6
$5
$4
$3
$2
$1
$-
91
92
93
94
95
96
97
98
99
00
01
02
03
04
05
06
07
07
09
10
11
12
13
14
15
16

Source: Annual Firearms & Ammunition Excise Tax (FAET) Collected by the Alcohol and Tobacco, Tax and Trade Bureau (TTB. *January 31, 2017*

Number of FFLs


300,000
250,000
200,000
150,000
100,000
50,000
0
1975 1977 1979 1981 1983 1985 1987 1989 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013 2015
Dealer (Type 1)
Total (All Types)

Monthly Adjusted NICS (In Thousands)



2,500
2,250
2,000
1,750
1,500
1,250
1,000
750
500
December 2010
December 2011
December 2012
December 2013
December 2014
December 2015
December 2016

Trends in Retail Demand



Ruger Distributor Sell-Through
415% Growth
Adjusted NICS
198% Growth
NICS Checks (in Millions)
Unit Sell-Through (in Thousands)
20
18
16
14
12
10
8
6
2,050
1,850
1,650
1,450
1,250
1,050
850
650
450
250
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

The adjusted National Instant Criminal Background Check System data presented above was adjusted by the National Shooting Sports Foundation to eliminate background checks associated with permit checks rather than firearm sales.

PRODUCT DEVELOPMENT PROCESS

VOICE OF THE CUSTOMER RESEARCH



NEW PRODUCT ENGINEERING & DEVELOPMENT



RAPID PROTOTYPING & TESTING



PRODUCT TESTING IN FIELD CONDITIONS



TWO-STEP DISTRIBUTION



DISTRIBUTOR SALES



NEW PRODUCT LAUNCH


THE RUGER
MARK IV
NEW


RUGER
MARK IV RIMFIRE PISTOLS
THE RUGER
MARK IV
The classic look of the Mark IV with a simple, one-button takedown for quick and easy field stripping.


RUGER
MARK IV TARGET
SIMPLE, ONE-BUTTON TAKEDOWN


RUGER
RUGER
MARK IV
FAMILY


ANNOUNCING THREE NEW ADDITIONS TO THE
THE RUGER
MARK IV
FAMILY
NEW
LEARN MORE

MEDIA COVERAGE



AR-15 "FRANKENGUN"— 3 Uppers, Same Lower
SHOOTING TIMES
SLIM & TRIM
Springfield's New EMP4
QUICKSHOTS
SUPER-ZAPPER
RUGER'S NEWEST .17 WSM
POCKET HOLSTERS
Best Choices For CCW
DAS BESTE
Zeiss Victory V8 Riflescopes
SIG SAUER'S NEW ECHO1
THERMAL REFLEX SIGHT
SNIPER TO SPORTER
MODERNIZING A MAUSER 98
60-DAY CROSSDRAW CARRY
WEIGHT LEATHER WORKS
GUNS&AMMO
G&A EXCLUSIVE!
MARK IV
RUGER PERFECTS ITS TIMELESS .22LR WITH ONE-BUTTON TAKEDOWN
TARGET
DANA LOESCH
PATRICK SWEENEY
CRAIG BODDINGTON

MEDIA COVERAGE



25 YEARS: BENELLI'S SUPER BLACK EAGLE
AMERICAN
Rifleman
Ruger LCP II
.380 ACP
THE POCKET PISTOL'S PROGRESSION
'A WISE PRECAUTION'
THE GUNSITE LEGACY
MEN & GUNS OF PEARL HARBOR
NRA Official Journal of the National Rifle Association
FIREARMS NEWS
RUGER TAKEDOWN LITE
The Perfect Plinking Package
Stamped Subgun Showdown
Three Classics Go Head-to-Head
Which Red Dot is Right for You?
SHOOTOUT!
10mm
.38 Super
.357 SIG

MEDIA COVERAGE


.577 SNIDER Colonel Edward Mounier Boxer's Masterpiece
SHOOTING TIMES
Gun Review: LWRCI-DI AR-15
First Look: NEW FROM LYMAN
Range Report: BROWNING BLR BLACK LABEL TAKEDOWN
Field Test: REMINGTON V3 12 GAUGE
5-SHOT BIG BORES
Ruger's Super Blackhawk is now chambered in .454 Casull and .480 Ruger
WIN! MOSSBERG 930 SPX SEMI-AUTO SHOTGUN PACKAGE
S.W.A.T.
SURVIVAL WEAPONS AND TACTICS
RUGER AMERICAN PISTOL
Anything Less May Be Un-American
BEATING THE FLINCH
THE TERROR GAP
HOMICIDE BOMBERS
TACTICAL CASUALTY CARE
RANGEMASTER ON THE ROAD
TACTICAL FORCE MULTIPLIER
Christensen Arms 7FM Precision Rifle
UPDATED CLASSIC
Smith & Wesson Performance Center 686 Plus
AR MAGAZINES
Separating the Good From the Bad

MEDIA COVERAGE



12 SHOT SHOW FAVORITES
55
GUN WORLD
8 SAVAGE SPECIALTY SERIES RIFLES
CENTERFIRE CONVERSION
SIG SAUER P250-22
RUGER AMERICAN PISTOL
9mm Luger & 45 Auto
REPORTING FOR DUTY
EASY-HANDLING BIG BORE
CHARTER ARMS 45 ACP PITBULL
UPGRADING YOUR 7.62 AR
FAUSTI: EXPANDING TRADITION
NEW RULES FOR TODAY'S BULLETS
RIFLESHOOTER
GLOBE TROTTER
RUGER'S NEW FTW HUNTER TAKES ON THE WORLD
SCOPE MOUNT
THE RIGHT WAY TO ATTACH YOUR OPTICS
T/C'S NEW COMPASS
INNOVATION, ACCURACY FOR LESS THAN $400
6.5-300
WEATHERBY'S FIRST NEW CARTRIDGE IN 17 YEARS!
RIFLE REPORTS

MEDIA COVERAGE



RISING TO THE OCCASION: AGUILA AMMUNITION
AMERICAN
Rifleman
The World's Oldest And Largest Firearm Authority
THE FLAGBEARER
RUGER AMERICAN PISTOL
The Winchester That Almost Beat The AR-15
Data & Comment
Making Bergara Rifles
10 ICONIC HOLLYWOOD GUNS
GUNS&AMMO
HANDGUNS
AMERICAN
RUGER DEBUTS A NEW DUTY PISTOL
SIG LEGION
UPGRADED SERIES FOR THE SERIOUS SHOOTER
.38 SUPER
NEW LES BAER PISTOL IS JUST RIGHT FOR CARRY
FIRING LINE REPORTS
GUN JAM FIXES | LASERMAX SPARTAN
RUGER ARX AMMO

MEDIA COVERAGE



THE NEW SAVAGE ARMS .338s PACK A WALLOP
SHOOTING TIMES
RUGER GETS IT RIGHT
THE ENIGMATIC .41 Action Express
THE THIRD TIME Is a Charm
A MAGNUM BY Any Other Name
FIREARMS NEWS
Davidson's Exclusive
RUGER 9E
Italy's Cold War Rifle
Vital or Useless AR Iron Sights
Military .38 Revolvers
Sheridan's Model A

MEDIA COVERAGE



FIREARMS NEWS
RUGER
Redhawk
8-Shot
.357 MEGA SNUBBIE
German
Machine Gun
Morph
Hitler's Zipper
Slows Down
Build the
M14 Part 1
SHOOT
1 MILE
Here's How
H&K P7M8
'Squeeze Cocker'
BSA
Scorpion
Air Pistol
Emperor's Arms
Japan's WWII Guns
A 9MM HI POWER WITH PANACHE
SHOOTING TIMES
.300 H&H:
THE FIRST
.30-CALIBER
MAGNUM
The Prestigious
9.3X74R ISIDE SAFARI
Springfield Armory's
FIRST-EVER AR-15
Things You Can Do
WITH A BORESCOPE
ERGONOMIC
EXCELLENCE!
The Right Rifle for
DANGEROUS GAME
The Game-Changing
.416 REMINGTON MAGNUM

RETAIL PROMOTIONS


RUGER DAYS
Friday and Saturday
February
24th & 25th
SALE
RUGER TWO DAY SALE

BEST-IN-CLASS CUSTOMER SERVICE



NEW PRODUCTS

HIGHLIGHTED NEW PRODUCTS • 2016 AND YTD 2017



2 NEW PRODUCT PLATFORMS

OVER 30 NEW PRODUCT LINE EXTENSIONS

OVER 300 DISTRIBUTOR EXCLUSIVES

2 NEW PRODUCT PLATFORMS

MARK IV™ PISTOLS

SILENT-SR® SUPPRESSORS


TARGET

HIGHLIGHTED NEW PRODUCTS • 2016 AND YTD 2017



TARGET
880-030974
MARK IV™
MARK IV™ TARGET
MARK IV™ HUNTER
MARK IV™ COMPETITION

HIGHLIGHTED NEW PRODUCTS • 2016 AND YTD 2017



LITE
880-052964
22/45

MARK IV™ 22/45™

MARK IV™
22/45™

MARK IV™
22/45™
TACTICAL



MARK IV™
22/45™ LITE


SR22
RUGER
NEWPORT, NH USA
900-00110
SILENT-SR .22 LR

SILENT-SR®

.22 LR SUPPRESSOR



SILENT-SR® ISB

INTEGRALLY SUPPRESSED BARREL

HIGHLIGHTED NEW PRODUCTS • 2016 AND YTD 2017

OVER 30 NEW LINE EXTENSIONS



HIGHLIGHTED NEW PRODUCTS • 2016 AND YTD 2017

RUGER AMERICAN PISTOL®



DUTY MODEL
WITH MANUAL
SAFETY



COMPACT
MODELS

HIGHLIGHTED NEW PRODUCTS • 2016 AND YTD 2017



TARGET
MODEL



LIGHTWEIGHT
COMMANDER-STYLE
IN 9MM LUGER

SR1911®


RUGER

LC9s®

WITH HIVIZ LIGHTWAVE® FIBER OPTIC SIGHTS

HIGHLIGHTED NEW PRODUCTS • 2016 AND YTD 2017



LCP®
WITH VIRIDIAN®
E-SERIES™ RED LASER



LCP® II



LCP® II
WITH VIRIDIAN®
E-SERIES™ RED LASER



22 CHARGER™

WITH POLYMER STOCK
(IN BOTH STANDARD
& TAKEDOWN MODELS)

HIGHLIGHTED NEW PRODUCTS • 2016 AND YTD 2017



AR-556®
STATE COMPLIANT (MD, CO)



AR-556®
WITH HERA STOCK (CA)

AR-LOWER RECEIVERS





MINI-14® RANCH RIFLE

WITH HARDWOOD STOCK AND SATIN STAINLESS FINISH

HIGHLIGHTED NEW PRODUCTS • 2016 AND YTD 2017



MINI THIRTY®
WITH HARDWOOD STOCK



MINI THIRTY® TACTICAL RIFLE
WITH MATTE STAINLESS FINISH



GUNSITE SCOUT RIFLE

IN .450 BUSHMASTER


RUGER

RUGER PRECISION RIFLE®

ENHANCED VERSION AND NEW MODELS
IN 6MM CREEDMOOR AND 5.56 NATO

HIGHLIGHTED NEW PRODUCTS • 2016 AND YTD 2017



RUGER AMERICAN RIFLE® PREDATOR
IN 6MM CREEDMOOR



RUGER AMERICAN RIFLE® RANCH
IN .450 BUSHMASTER



RUGER AMERICAN RIFLE® PREDATOR
WITH VORTEX® CROSSFIRE II® RIFLESCOPE



RUGER AMERICAN RIMFIRE® TARGET



HAWKEYE® FTW HUNTER



10/22 TAKEDOWN® LITE

HIGHLIGHTED NEW PRODUCTS • 2016 AND YTD 2017


RUGER LCR
22 LR

LCRx®

IN .22 LR WITH
3" BARREL AND
ADJUSTABLE REAR SIGHT


RUGER LCR

LCRx®

IN .357 MAG.


RUGER GP100®
44 SPECIAL
178-18030

GP100®

IN .44 SPECIAL


357 MAGNUM
RUGER Redhawk

REDHAWK®

IN .357 MAG.


A well regulated Militia, being necessary to the security of a free State,
the right of the people to keep and bear Arms, shall not be infringed.

OVER 300 DISTRIBUTOR EXCLUSIVES

HIGHLIGHTED NEW PRODUCTS • 2016 AND YTD 2017


COMPETITION
WBR100-0002
1916 100 YEARS 2016

MARK IV™

COMPETITION (WBR 100 YEARS)

HIGHLIGHTED NEW PRODUCTS • 2016 AND YTD 2017



AR-556®

WITH FDE MAGPUL® FURNITURE


SR22®
RUGER - MAYODAN, NC USA SR22P .22LR

SR22®

WITH YELLOW CERAKOTE® POLYMER GRIP FRAME



10/22 TAKEDOWN® LITE

WITH RED RECEIVER AND BARREL SLEEVE


512-93271

RUGER VAQUERO®

"FAST DRAW"


A well regulated Militia, being necessary to the security of a free State,
the right of the people to keep and bear Arms, shall not be infringed.

SR1911®

NRA SPECIAL EDITION

FINANCIAL & OPERATING HIGHLIGHTS

Quarterly Financial Results (in Millions, Except Per Share Data)

	2017	2016			
	Q1	Q4	Q3	Q2	Q1
Revenues	$167.4	$161.8	$161.4	$167.9	$173.1
Gross Margin	$55.8	$53.5	$50.3	$56.7	$59.1
Operating Profit	$33.9	$31.7	$30.1	$36.5	$36.2
	20%	20%	19%	22%	21%
EPS	$1.21	$1.10	$1.03	$1.22	$1.21
EBITDA	$43.6	$42.5	$39.1	$45.1	$44.8
	26%	26%	24%	27%	26%

Current Events: Q1 2017 Financial Highlights

- 2017 is off to a Solid Start
- Sales Increased 3% from Q4 2016
- EPS Increased 10% from Q4 2016
- Cash Generated from Operations was $18.9 million
- Distributor Inventory Decreased during Q1 2017

Current Events: Q1 2017 Financial Highlights

- During Q4 2016 and Q1 2017;
  - We Repurchased 1.4 Million Shares of Our Stock
  - Representing 7.2% of the Outstanding Shares
  - At an Average Cost of $49.67/Share
  - A Total of $67.4 Million was Returned to Shareholders
- Our Q1 2017 Ending Cash Balance was $35.1 Million
- Currently Cash of Approximately $50 Million

ACCOUNTS RECEIVABLE


99% CURRENT

FINANCIAL MANAGEMENT

CONSERVATIVE BALANCE SHEET
DISCIPLINED CAPITAL ALLOCATION

PRODUCTION PLANNING



THE COMPANY GENERALLY DOES NOT USE ORDERS RECEIVED OR ENDING BACKLOG FOR PLANNING PRODUCTION LEVELS.

SIOP: Sales & Inventory Operations Planning



Jul
Sep
Nov
2016
Mar
May
Jul
Sep
Nov
2017
Apr 17, 2017
May
120
110
100
90
80
70
60
50
40
30
20
10
0
SIOP: 110
Production: 73
Distributor Sales: 47

Dist. Inventory: **2,393** Dist. Sales: **44** Ruger Inventory: **791** Production: **77** SIOP: **110** SIOP (90-day): **110**

Quarterly Sell-Through (in Thousands of Units)



700
600
500
400
300
200
100
-
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Sell-Through
8,500/day

Quarterly Finished Goods Unit Inventory (in Thousands)



400
350
300
250
200
150
100
50
-
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Ruger
166,000

Quarterly Finished Goods Unit Inventory (in Thousands)



400
350
300
250
200
150
100
50
-
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Distributor
306,000
Ruger
166,000

Quarterly Finished Goods Unit Inventory (in Thousands)



400
350
300
250
200
150
100
50
-
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Target Distributor Inventory
at 6 Turns is 328,000 Units
Distributor
306,000
Ruger
166,000

CAPITAL ALLOCATION



IN THE PAST FIVE YEARS, WE INVESTED $191 MILLION IN CAPITAL EXPENDITURES TO GROW THE BUSINESS

CAPITAL ALLOCATION

DISCIPLINED STOCK REPURCHASES

SINCE 2006, WE HAVE REPURCHASED $157.2 MILLION IN STOCK



←11-21
WALL ST

Disciplined Stock Repurchases

	Total Dollars (In Millions)	Total Shares	Price Per Share
Q3 2006	$25.2	4,272,000	$5.90
Q4 2007	$20.0	2,216,000	$8.99
Q3 & Q4 2008	$10.2	1,535,000	$6.57
Q3 2010 to Q1 2011	$7.7	545,400	$14.10
Q4 2014 & Q1 2015	$26.7	762,900	$35.15
Q4 2016 & Q1 2017	$67.4	1,357,600	$49.67
Total	**$157.2**	**10,688,900**	**$14.71**

Share Price & Repurchase History



$90
$80
$70
$60
$50
$40
$30
$20
$10
$-
Share Price
The volatility of our stock provides opportunities to return cash to our shareholders through stock repurchases.
Repurchase $25 million
Repurchase $20 million
Repurchase $27 million
Repurchase $67 million
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Q1 2017

Cash (in Millions)



$125
$100
$75
$50
$25
Our conservative balance sheet allows us to capitalize on opportunities to return additional cash to our shareholders.
Stock Repurchase $20 million
Special Dividend $87 million
Stock Repurchase $25 million
Stock Repurchase $27 million
Stock Repurchase $67 million
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Q1 2017

CAPITAL ALLOCATION


NEW YORK STOCK

SINCE 2009, WE HAVE RETURNED $179 MILLION IN REGULAR QUARTERLY DIVIDENDS,

AND $87 MILLION IN A SPECIAL DIVIDEND.

Variable Quarterly Dividends (per Share)



$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
Q1 Q2 Q3 Q4
2009
Q1 Q2 Q3 Q4
2010
Q1 Q2 Q3 Q4
2011
Q1 Q2 Q3 Q4
2012
Q1 Q2 Q3 Q4
2013
Q1 Q2 Q3 Q4
2014
Q1 Q2 Q3 Q4
2015
Q1 Q2 Q3 Q4
2016
Q1
2017
25% of EPS
40% of EPS

SINCE EARLY 2007


←11-21
WALL ST

WE HAVE RETURNED $398 MILLION TO OUR SHAREHOLDERS.

OUR MARKET CAPITALIZATION INCREASED FROM $220 MILLION TO $1 BILLION.

OUR APRIL 1, 2017 CASH BALANCE WAS $35 MILLION AND WE HAVE NO DEBT.



RGR LISTED NYSE

SHARES OUTSTANDING:
17.7 MILLION

PRICE:
$60.00 (5/5/17)

MARKET CAPITALIZATION:
$1.1 BILLION

Investor Communications

We anticipate releasing 2017 quarterly earnings and holding investor conference calls on the following dates:

	Earnings Release	Conference Call
Q2 2017	August 1, 2017	August 2, 2017
Q3 2017	October 31, 2017	November 1, 2017
Q4 2017	February 20, 2018	February 21, 2018

INVESTMENT HIGHLIGHTS


RUGER
RUGER

HIGH VALUE PROPOSITION FOR CONSUMERS

SALES DRIVEN THROUGH INNOVATION

SCALABLE PRODUCTION
AND MANAGED INVENTORIES
THROUGH 2-STEP DISTRIBUTION

DESIGNED FOR SUCCESS

INVESTMENT HIGHLIGHTS



BOTTOM-LINE DRIVEN THROUGH LEAN METHODOLOGIES

CAPITAL ALLOCATION DISCIPLINE

CONSERVATIVE BALANCE SHEET

VARIABLE DIVIDEND THAT PROMOTES CONSISTENT CAPITAL ALLOCATION

DESIGNED FOR SUCCESS



A CONSISTENT GAME PLAN

WE HAVE DEMONSTRATED CONSTANCY OF PURPOSE
IN BOTH GROWING AND CONTRACTING MARKETS.

OUR GAME PLAN IS
DESIGNED FOR SUCCESS
IN A VOLATILE INDUSTRY.

QUESTIONS

Caution: Forward Looking Statements

Statements made in the course of this meeting that state the Company's or Management's intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company's SEC filings, including but not limited to the Company's reports on Form 10-K for the year ended December 31, 2016 and Form 10-Q for the fiscal quarter ended April 1, 2017. Copies of these documents may be obtained by contacting the Company or the SEC or on the Company website at www.ruger.com/corporate/ or the SEC website at www.sec.gov. We reference non-GAAP EBITDA. Please note that the reconciliation of GAAP net income to non-GAAP EBITDA can be found in our Form 10-K for the year ended December 31, 2016 and our Form 10-Q for the quarter ended April 1, 2017, which are also posted on our website. Furthermore, the Company disclaims all responsibility to update forward-looking statements.